                                                        CPI AEROSTRUCTURES, INC.

                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of CPI Aerostructures, Inc. (the
"Company") on Form 10-Q for the period ended March 31, 2005 as filed with the
Securities and Exchange Commission (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18
U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:  May 13, 2005                          /s/ Edward J. Fred
                                              ----------------------------------
                                              Edward J. Fred
                                              Chief Executive Officer, President
                                              and Secretary

Dated:  May 13, 2005                          /s/ Vincent Palazzolo
                                              ----------------------------------
                                              Vincent Palazzolo
                                              Chief Financial Officer